EXHIBIT 10.3



              SECOND AMENDMENT, dated as of December 31, 1996, to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 11, 1996 (as heretofore amended, the "Credit Agreement"), among TOMMY HILFIGER U.S.A., INC., a Delaware corporation ("THUSA"), TOMMY HILFIGER RETAIL, INC., a Delaware corporation ("Retail"; THUSA and Retail individually, a "Borrower" and collectively, the "Borrowers"), TOMMY HILFIGER CORPORATION, a British Virgin Islands corporation ("THC"), TOMMY HILFIGER (EASTERN HEMISPHERE) LIMITED, a British Virgin Islands corporation ("THEH"), TOMMY HILFIGER (HK) LIMITED, a Hong Kong corporation ("THHK"), TOMMY HILFIGER LICENSING, INC. a Delaware corporation ("THL") and TOMMY HILFIGER FLAGSHIP STORES, INC., a Delaware corporation (formerly known as Tommy Hilfiger Womenswear,
         Inc.) ("THFS"); (THC, THEH, THHK, THL and THFS individually, a "Guarantor" and collectively, the "Guarantors"), the several Lenders parties to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK (formerly Chemical Bank) as administrative agent (in such capacity, the "Agent") for the Lenders.

                               W I T N E S S E T H

              WHEREAS, THUSA, Retail and each Guarantor have requested that Subsection 6.4 of the Credit Agreement be amended and the Agent and the Lenders are willing to amend Subsection 6.4 of the Credit Agreement;

              NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, THUSA, Retail, each Guarantor, the Agent and each Lender hereby agree that the Credit Agreement is hereby amended as follows:

              1. Definitions. Except as otherwise stated herein, capitalized terms defined in the Credit Agreement and used herein without definition shall have the respective meanings assigned to them in the Credit Agreement.

              2. Amendment to Subsection 6.4 of the Credit Agreement. Subsection 6.4 of the Credit Agreement is hereby amended by replacing the numbers $27,500,000 and $75,000,000 therein with the numbers $35,000,000 and $100,000,000, respectively.

              3. Conditions of Effectiveness. This Second Amendment shall become effective, as of the date hereof, when the Agent shall have received counterparts of this Second Amendment executed each Borrower, each Guarantor and the Majority Lenders.

              4. Representations and Warranties. To induce the Lenders to enter into this Second Amendment, each Borrower and each Guarantor hereby represents and warrants that:

                   (a) It has the power, authority and legal right to
              make and deliver this Second Amendment and to perform its obligations under the Credit Agreement, as amended by this Second Amendment, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

                   (b) The making and delivery of this Second Amendment,
              and the performance of the Credit Agreement, as amended by this Second Amendment, do not violate any provision of law or any regulation applicable to it, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other







              agreement or instrument to which it is a party or by which it or any of its property may be bound or affected. The Credit Agreement, as amended by this Second Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                   (c) The representations and warranties made by it in
              the Credit Agreement are true and correct on and as of the date on which this Second Amendment becomes effective after giving effect hereto.

                   (d) No Default or Event of Default has occurred and
              is continuing under the Credit Agreement on and as of the date on which this Second Amendment becomes effective.

              5. Reference to and Effect on the Credit Agreement and other Loan Documents. (a) On and after the effective date of this Second Amendment each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any Note or any other Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

              (b) Except as specifically amended hereby, the Credit Agreement and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

              (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

              6. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

              7. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.


                   IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  TOMMY HILFIGER U.S.A., INC.


                                  By:     /s/ Joel Horowitz
                                       Name: Joel Horowitz
                                       Title: Chief Executive Officer


                                  TOMMY HILFIGER RETAIL, INC.


                                  By:     /s/ Joel Horowitz
                                       Name: Joel Horowitz
                                       Title: President


                                  TOMMY HILFIGER CORPORATION


                                  By:     /s/ Joel Horowitz
                                       Name: Joel Horowitz
                                       Title: President


                                  TOMMY HILFIGER (EASTERN
                                  HEMISPHERE) LIMITED


                                  By:     /s/ Joel Horowitz
                                       Name: Joel Horowitz
                                       Title: President


                                  TOMMY HILFIGER (HK) LIMITED


                                  By:     /s/ Joel Horowitz
                                       Name: Joel Horowitz
                                       Title: President


                                  TOMMY HILFIGER LICENSING, INC.


                                  By:     /s/ Joel Horowitz
                                       Name: Joel Horowitz
                                       Title: President


                                  TOMMY HILFIGER FLAGSHIP STORES,
                                  INC. (f/k/a Tommy Hilfiger
                                  Womenswear, Inc.)


                                  By:     /s/ Joel Horowitz
                                       Name: Joel Horowitz
                                       Title: President


                                  THE CHASE MANHATTAN BANK
                                  (formerly Chemical Bank),
                                  individually and as Agent


                                  By:     /s/ Paul Phelan
                                       Paul Phelan
                                       Vice President


                                  BANK OF NEW YORK


                                  By:     /s/ Allison J. White
                                       Name: Allison J. White
                                       Title: Vice President


                                  FLEET BANK, N.A.
                                  (formerly NatWest Bank N.A.)


                                  By:     /s/ Bruce Wicks
                                       Name: Bruce Wicks
                                       Title: Vice President


                                  ISRAEL DISCOUNT BANK OF NEW YORK


                                  By:     /s/ Howard Weinberg
                                       Name: Howard Weinberg
                                       Title: First Vice President


                                  By:     /s/ Antonia Brocato
                                       Name: Antonia Brocato
                                       Title: Assistant Vice
                                         President


                                  CENTURY BUSINESS CREDIT CORPORATION


                                  By:     /s/ Andrew H. Tananbaum
                                       Name: Andrew H. Tananbaum
                                       Title: President


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:     /s/ Michael Nardo
                                       Name: Michael Nardo
                                       Title: Vice President


                                  SUMMIT BANK


                                  By:     /s/ Lawrence F. Zema
                                       Name: Lawrence F. Zema
                                       Title: Vice President &
                                         Regional Manager
                                         Large Corporate Group
                                         Summit Bank












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